                                                                   EXHIBIT 10.27
                              DEVELOPMENT AGREEMENT

         This Development Agreement ("Agreement") is entered into as of March 30, 1998, by and between TAYLOR PHARMACEUTICALS, INC. ("Taylor") and ACUTE THERAPEUTICS INC. ("ACUTE"), with respect to the following:


RECITALS

         A. WHEREAS, ACUTE desires to retain the services of Taylor to manufacture Product as defined herein for use by ACUTE in performing clinical trials preliminary to the submission by ACUTE to the Federal (U.S.) Food and Drug Administration ("FDA") of a new drug application ("NDA") and

         B. WHEREAS, Taylor desires to manufacture Product as defined herein for use by ACUTE in performing clinical trials preliminary to the submission by ACUTE to the Federal (U.S.) Food and Drug Administration ("FDA") of a new drug application ("NDA").

         NOW THEREFORE, in consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


ARTICLE 1
DEFINITIONS

      1.1 "Product Transfer Program" or "PTP" shall mean, in the aggregate, all work conducted by Taylor for ACUTE hereunder, towards the transfer and validation of the injectable formulation for the Product. In connection with the PTP, it shall be the responsibility of ACUTE to provide all new material and components for the Development of the Product except as outlined in the Project Outline.

      1.2 "Product" shall mean KL4 Surfactant.

      1.3 "Project Outline" shall mean the written description, as described in Exhibit "A", all the terms and conditions incorporated herein by reference, of all activities, data, validation and other documents to be conducted or prepared by Taylor in connection with the Product Transfer Program.

      1.4 "Clinical Trial Supplies" shall mean the material manufactured by Taylor as described in Exhibit "A", according to the specifications provided by Acute Therapeutics.

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ARTICLE 2
PRODUCT TRANSFER

         2.1 Scope. Taylor shall undertake a Product Transfer Program, as follows:

             (a) In connection with providing ACUTE with its required Clinical Trial Supplies, Taylor will undertake the following pursuant to the Project
Outline:

                 (i)    Special Equipment Needs & Facility Modifications
                 (ii)   Testing Methods Transfer
                 (iii)  Production Process Developmental Batch Manufacturing
                 (iv)   Production Process Validations
                 (v)    Clinical Supply Manufacturing
                 (vi)   Production Process Validations
                 (vii)  Regulatory Support (if required)

             2.2 Facilities/Personnel. All facilities, general equipment and personnel necessary to permit Taylor to perform its obligations hereunder will be provided by Taylor at its expense, and under their responsibility.

             2.3 Cooperation. ACUTE agrees to cooperate with Taylor and in connection with Taylor's performance hereunder and further agrees to provide Taylor with all information, know-how methodology, and other technical information regarding the Product. ACUTE will have a representative in the plant to observe and participate in each phase of the project.

ARTICLE 3
REMUNERATION

             3.1 Payment: Amount and Timing. ACUTE agrees to pay Taylor in accordance with' the payment and terms as outlined on page two of the attached Exhibit "A", all the terms and conditions incorporated herein by reference.

ARTICLE 4
MANUFACTURING FOR CLINICAL TRIALS

             4.1 Manufacturing. Taylor agrees to manufacture the Product according to current good Manufacturing Practices (cGMPs), pursuant to the Project Outline and the specifications set forth therein, which such specifications have been provided by ACUTE. ALL OTHER EXPRESS OR IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE DISCLAIMED.

             4.2 Manufacturing Compliance. Taylor shall advise ACUTE immediately if an authorized agent of any regulatory body visits Taylor's manufacturing facility and makes any inquiry regarding Taylor's method of manufacture of the Product for ACUTE.

             4.3 Shipping. Product provided by Taylor to ACUTE hereunder shall be FOB Taylor's Facility in Decatur, Illinois.

ARTICLE 5
PRESERVATION OF TRADE SECRETS AND REGULATORY
SUBMISSION INFORMATION

             5.1 Confidentiality. The Parties hereto acknowledge and agree that some information disclosed to and/or received from each other pursuant to this Agreement may be confidential and may contain trade secrets and other information proprietary to the disclosing party. It is therefore agreed that any information received by either party from the other pursuant to or in furtherance of the performance or this Agreement, clearly designated in writing as CONFIDENTIAL (hereinafter referred to as "Information") shall not be disclosed by the receiving party to any third party and shall not be used by the receiving party for the purposes other than those contemplated by this Agreement for a period ending seven (7) years after the date of termination of this Agreement or for so long as the Information remains a trade secret, whichever is longer.


             5.2 Exceptions. The obligations of confidentiality set forth in this Agreement shall not apply to the extent that (a) either party is required to disclose information by order or regulation of a governmental agency or a court of competent jurisdiction, or (b) the recipient can demonstrate that (i) the disclosed information is in the public domain other than as a result of the actions of the recipient, its employees, consultants, agents or subcontractors in violation of this Agreement, (ii) the disclosed information was already rightfully known to the recipient (as shown by its written records) prior to the date of disclosure to the recipient in connection with the negotiation or performance of this Agreement, or (iii) the disclosed information was received by the recipient on an unrestricted basis from a source unrelated to any party of this Agreement and not under a duty of confidentiality to the other party, or
(c) disclosure is made to the FDA as part of the FDA's product approval process (or to an equivalent agency of a foreign country as part of such country's product approval process), or (d) is independently developed by the Recipient without reference to the Proprietary Information of the Disclosing Party.


ARTICLE 6
MISCELLANEOUS

             6.1 Binding. This Agreement shall inure to the benefit of, and shall be binding upon, the Parties hereto, their heirs, personal representatives, successors, or assigns.

             6.2 Governing Law. This Agreement shall be governed in all respects, whether as to validity, construction, capacity, performance or otherwise, by the

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laws of the State of Illinois. Additionally, Jurisdiction and Venue over any controversy, claim or remedy, arising out of, or relating to, this Agreement or any breach hereof, shall be the Circuit Court located in Macon County, Illinois.

             6.3 Notice. All notices under this Agreement must be in writing and must be given (a) by depositing such notice in the United States Mail, postage prepaid, certified or registered, return receipt requested, (b) by prepaid telegram, or (c) by delivering Such notice in person or by commercial messenger. For purposes of notice, the addresses of the Parties shall be as set forth below each Party's signatures below. Notices made in accordance with the foregoing shall be effective when received. Any Party may designate to all other Parties hereto, pursuant to the notice provisions hereof, a different address to which notices shall thereafter be directed by written notice.

             6.4 Severability. If any provision herein is declared invalid, it shall be considered deleted from this Agreement and shall not invalidate the remaining provisions hereof; unless such would materially alter the underlying intent of the Parties hereto in which case the entire Agreement shall be deemed null and void.

             6.5 Entire Subject Matter/No Prior Agreements. This document and those other documents expressly referenced herein and made a part hereto as Exhibits, constitute the entire agreement of the Parties, and supersede any and all prior agreements whether in writing or verbal, and neither of the Parties is relying upon any warranties, representations, or inducements not expressly set forth herein.

             6.6 Amendments. The provisions of this Agreement may be waived, altered, amended or repealed, in whole or in part, only by an instrument in writing signed by both Parties.

             6.7 No Third-Party Rights. Nothing in this Agreement, whether express or implied, is intended to or does confer any rights or remedies on any persons other than the parties, hereto.

             6.8 Counsel. Notwithstanding that Fleming & Allen, LLP, counsel to Taylor Pharmaceuticals, Inc., drafted this Agreement, the terms and provisions hereof have been negotiated between the Parties and the parties agree that this Agreement shall not be construed against the party whose counsel drafted this Agreement.

             6.9 Relationship of Parties. Taylor is an Independent Contractor for ACUTE and the Parties are not partners or joint venturers.

             6.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together constitute one and the same instrument.

             6.11 Assignment. This Agreement shall not be assignable or delegated by either party without the written consent of the other.

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             6.12 Mutual Exclusivity. Taylor agrees to manufacture the Product exclusively for ACUTE. ACUTE agrees to use Taylor as its exclusive manufacturer for the Product as long as capacity requirements can be met by Taylor, as mutually agreed by the Parties and any changes to the cost structure as outlined in Exhibit "A", all the terms and conditions incorporated herein by reference, are mutually agreed to by the Parties in writing.

             6.13 Term. The obligation of the parties hereunder shall effectively commence on the execution of the Agreement by each of the parties and continue for four (4) Annual Periods; provided the Agreement will automatically be extended for one (1) Annual Period unless either party notifies the other party in writing twelve (12) months prior to the end of the term of its desire not to extend the Agreement. Thereafter, the Agreement will be automatically extended for consecutive one (1) year terms unless either party notifies the other party in writing twelve (12) months in advance of its desire not to extend the Agreement.

             The Parties hereto have caused this Agreement to be executed on the dates set forth opposite the signature of each of the Parties below.



                                                 Dated: April 7, 1998
                                                 -------------------------------
                                                 ACUTE, INC.


                                                 By: /s/ Robert J. Capetola
                                                     ---------------------------
                                                 (Print Name)

                                                 -------------------------------
                                                 Title: President/CEO
                                                        Acute Therapeutics, Inc.
                                                        Doylestown, Pa  18901


                                                 Dated: April 16, 1998
                                                        ------------------------
                                                 TAYLOR PHARMACEUTICALS,
                                                 an Illinois corporation


                                                 By: /s/ Floyd Benjamin
                                                     ---------------------------
                                                 FLOYD BENJAMIN
                                                 President
                                                 150 S. Wyckles Road
                                                 Decatur, Illinois 62525

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                                    EXHIBIT A

                    DEVELOPMENT PROJECT FOR KL4 - SURFACTANT
                      PROPOSAL NO.: 1020-ATI-03 (03/31/98)

The following sections define the individual components to be carried out under the proposed in support of the clinical supply of KL4 - Surfactant. This proposal covers Taylor Pharmaceuticals' understanding of the requested Scope of Work. This proposal incorporates the following work:

  TIMING (See Attached)

  RAW MATERIALS, COMPONENTS AND FILTERS
  *  Cost of these goods incorporated into the per batch price

  SPECIAL EQUIPMENT NEEDS                                                  [***]

  FACILITY MODIFICATIONS/POST-MODIFY VALIDATIONS                           [***]

  PHASE I:
  Methods and Process Transfer and Validation
  A. Testing Methods Transfer                                              [***]
     1. Analyical
     2. Microbiology
  B. Production Process Validations
     1. Vessel/TFE Validations                                             [***]
     2. Autoclave Cycle Development/Validations for KL4 Support Equipment  [***]
     3. Media Fills (x3)                                                   [***]
     4. Mixing Validation                                                  [***]
     5. Container/Closure Integrity                                        [***]
  C. Production Process Development Batch Manufacturing
     1. Master Batch Record Development (for Development Batch)            [***]
     2. Production Process Development Batch Manufacture and Testing
        o Option 1 [***]                                                   [***]
        o Option 2 [***]                                                   [***]

  PHASE II:
  Provide ATI with its required Clinical Trial Supplies
  A. Clinical Supply Manufacturing
     1. Master Batch Record Development (for Clinical Batch)               [***]
     2. Clinical Batch Manufacturing and Testing
        o Option 1 [***]                                                   [***]
        o Option 2 [***]                                                   [***]
     3. Shipping:   F.O.B. Decatur                                         [***]

-----------------
[***]Confidential Treatment Requested. Omitted portions have been filed separately with the Commission.

  B. Production Process Validations for Full Scale Batches
     1. Scaled Up Batch Mixing Validation [***]                            [***]
     2. Semi-Automated Inspection Validation [***]                         [***]
  C. Regulatory Support for the CMC Section
     1. Special Equipment Purchases [***] 50% Due Upon Project Agreement and Facility Modification/Validation 50 Due Upon Install/Valid Complete

     2. Phase I
        a. Option 1 [***]     [***]      50% Will be Invoiced upon project
                                         agreement.  Half of the invoiced amount
                                         will be due upon receipt of invoice,
                                         the balance of the invoice will be due
                                         60 days thereafter.
        b. Option 2 [***]                [***] 25% Due Upon Media Fill Complete
                                         25% Due Upon Batch Complete

     3. Phase II.A.
        a. Option 1 [***]                [***] 25% Due Upon Fill Scheduling
        b. Option 2 [***]                [***] 50% Due Upon Fill Complete
                                         25% Due Upon Batch Release

     4. Phase II.B. & C.      [***]      [***]
                                         [***]
                                         [***]
                                         [***]
                                         [***]
                                         [***] Due Upon Regulatory
                                         Submission

     5. Additional Clinical Batches
        a. Option 1 [***]     [***]      25% Due Upon Fill Scheduling
        b. Option 2 [***]     [***]      50% Due Upon Fill Complete
                                         25% Due Upon Batch Release



----------

[***]Confidential Treatment Requested. Omitted portions have been filed separately with the Commission.

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RAW MATERIALS, COMPONENTS AND FILTERS:

A.  Proposed Raw Materials:    Source:        Concentration:       Provided
                                                                    By:
              [***]             [***]             [***]              [***]

B.  Components:

    [***]

C.  Filters (Quantity per batch):

    [***]









-----------

[***]Confidential Treatment Requested. Omitted portions have been filed separately with the Commission.

SPECIAL EQUIPMENT NEEDS/FACILITY MODIFICATIONS:

A. Equipment Requirements:

   [***]

B. TP Facility Modifications (Expense Incurred by ATI):

   [***]

PHASE I:

Methods and Process Transfer and Validation:

A. Methods Transfer:

   [***]

B. Production Process Validations:

   [***]

   2. Autoclave Cycle Development/Validation for KL4 specific support equipment:

      [***]

   3. Media Fills:

      [***]

   4. Mixing Validation [***]

   5. Container/Closure Integrity Testing [***]

C. Production Process Development Batch:

   [***]





--------
[***]Confidential Treatment Requested. Omitted portions have been filed separately with the Commission.

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PHASE II:

Provide ATI with its required Clinical Trial Supplies:

   A. Phase I Clinical Supply Manufacturing:

      1. Master batch records will be developed by TP and approved by TP and ATI based on the development batch manufacturing processes performed at TP for the KL4- Surfactant products.

         [***]

      2. Clinical Batch Manufacturing and Testing:

         a. [***]

         b. In-Process Testing will be performed as follows:

            [***]

         c. The product will be filled and stoppered [***]

         d. Finished product testing will be performed as follows:

            [***]

         e. Inspection:  [***]

         f. Labeling: The vials will be individually labeled using computer generated labels. Provided by TP based on label text provided by ATI

         g. Packaging:  Bulk Packaged with labels computer generated by TP

      3. Shipping: Finished product will be shipped to ATI under a controlled and regulated refrigerated temperature. Shipping charges to be reimbursed to TP by ATI.

   B. Scaled Up Product Validations:

      1. Mixing Validation [***].  The validation will consist of:

         [***]

      2. Inspection Validation to Semi-Automated Process:  [***]

------------
[***]Confidential Treatment Requested. Omitted portions have been filed separately with the Commission.

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   C. Regulatory support in assembling the CMC Section for the IND submissions.

   TP will copy and provide documentation to ATI for support of their IND submissions.

                                      -11-